                             SECOND AMENDMENT TO
                               LOAN AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT") is entered into as of November 18, 1997 by and between TEXSTAR PETROLEUM, INC., a Texas corporation ("BORROWER"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Lender").

     WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated as of July 17, 1997, as amended from time to time (collectively, the "LOAN AGREEMENT"); and

     WHEREAS, the Loan Agreement currently governs Borrower's Credit Facility in the maximum amount of up to $10,000,000.00, as currently evidenced by that certain promissory note dated July 17, 1997 payable by Borrower to the order of Lender in the stated principal amount of $10,000,000.00 (the "REVOLVING NOTE"); and

     WHEREAS, the Loan Agreement, the Note and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to the Note are hereinafter referred to collectively as the "LOAN DOCUMENTS"; and

     WHEREAS, the parties hereto now desire to modify the Loan Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Loan Agreement.

                                    ARTICLE II

                                    AMENDMENTS

     Section 2.01 Effective as of the date hereof, Subparagraph 5(f) of the Loan Agreement is hereby amended in its entirety to read as follows:

     "(f) GUARANTEE. THE REVOLVING NOTE AND THE OTHER INDEBTEDNESS HEREUNDER SHALL BE GUARANTEED BY PRENTIS B. TOMLINSON, JR. ("TOMLINSON"), PRENTIS
     B. TOMLINSON, JR., TRUSTEE OF AND ON BEHALF OF THE SLATTERY TRUST, THE RUSTON TRUST AND THE HOUSTON TRUST, CREATED BY TRUST AGREEMENTS DATED JANUARY 14, 1987 EXECUTED BY MARJORIE J. TOMLINSON, AS GRANTOR, AND PRENTIS B. TOMLINSON, JR., AS TRUSTEE. THE FOREGOING GUARANTORS ARE INDIVIDUALLY REFERRED TO HEREIN AS A "GUARANTOR" AND COLLECTIVELY REFERRED TO HEREIN AS THE GUARANTORS."

                                    ARTICLE III

                                        NOTE

     3.01 The parties hereto acknowledge and agree that notwithstanding this Amendment, the Note continues to evidence the indebtedness arising under the Line of Credit.

                                    ARTICLE IV

             REPRESENTATIONS, WARRANTIES, RATIFICATION AND REAFFIRMATION

     Section 4.01 Borrower hereby represents and warrants that: (i) the representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the Note, the indebtedness evidenced thereby or the liens securing same (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Note heretofore, or breach of any commitments or promises of any type).

     Section 4.02 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect, Borrower hereby agreeing that the Loan Agreement and the other Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

     Section 4.03 Guarantors previously executed those certain guaranty agreements dated July 17, 1997, (collectively, the "GUARANTY AGREEMENTS"), executed by the respective Guarantors for the benefit of Lender to unconditionally guarantee the payment and performance by Borrower of all indebtedness owing to Lender from time to time, including without limitation, the indebtedness evidenced by the Note. Guarantors, by executing this Amendment, hereby consent to this Amendment and agree that, notwithstanding the execution of this Amendment, the obligations of the Guarantors under the Guaranty Agreements remain in full force and effect with respect to the Note, and that this Amendment does not in any manner impair, alter or modify the obligations of the Guarantors under the Guaranty Agreements. Guarantors each acknowledge and agree that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of their Guaranty Agreements or the obligations created or evidenced thereby.

                                      ARTICLE V

                                    MISCELLANEOUS

     Section 5.01 Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     Section 5.02 This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 5.03 This Amendment has been entered into in Harris County, Texas and shall be performable for all purposes in Harris County, Texas. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment, and venue in any such dispute shall be the courts located in Harris County, Texas.

     Section 5.04 This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

THE WRITTEN LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES

EXECUTED as of the date first above written.


                                       BORROWER:

                                       TEXSTAR PETROLEUM, INC.,

                                       By: /s/ Prentis B. Tomlinson, Jr.
                                          ---------------------------------
                                       Name: Prentis B. Tomlinson, Jr.
                                            -------------------------------
                                       Title: Chairman & CEO

                                       GUARANTORS:

                                       /s/ Prentis B. Tomlinson, Jr.

                                       PRENTIS B. TOMLINSON, JR., TRUSTEE of
                                       and on behalf of The Slattery Trust,
                                       The Rustin Trust and The Houston
                                       Trust, created by Trust Agreements
                                       dated January 14, 1987, executed by
                                       Marjorie J. Tomlinson, as Grantor and
                                       Prentis B. Tomlinson, Jr., as Trustee




                                       LENDER:

                                       BANK ONE, TEXAS, NATIONAL ASSOCIATION

                                       By: /s/ Michelle Walpert
                                          ---------------------------------
                                       Name: Michelle Walpert
                                            -------------------------------
                                       Title: Vice President